Commitments And Contingencies	6 Months Ended
Jun. 30, 2011
Commitments And Contingencies
Commitments And Contingencies

14. Commitments and contingencies:

(a) Kendall Mine reclamation:

The Kendall Mine is subject to permits granted by the Montana DEQ. In February 2002, the DEQ issued a decision that a comprehensive Environmental Impact Statement ("EIS") was needed for completion of remaining reclamation at Kendall and determined that they would prepare the EIS. The Montana DEQ has yet to complete its work on this EIS. The Company's estimate to achieve mine closure could be impacted by the outcome of an agency decision following an EIS. The Company has on deposit with the DEQ $2.3 million in an interest bearing account for reclamation at the Kendall Mine.

(b) Surety bonds:

Briggs operates under permits granted by various agencies including the BLM, Inyo County, California, the California Department of Conservation, and the Lahontan Regional Water Quality Control Board ("Lahontan"). The Company has posted cash and reclamation bonds with these agencies in the amount of $4.4 million of which $4.2 million are reclamation bonds supported by a surety. All surety bonds are subject to annual review and adjustment.

Total bonding requirement for Reward was determined to be $5.9 million. The initial bond of $0.9 million has been posted. Initial development includes the installation of a tortoise and exclusion fence, site road improvements, in-fill drilling, water wells and related pipelines, other earthwork and installation of power lines and facilities. In July 2010, the Company deposited $0.7 million into a collateral account related to the Phase 1 surety bond.  All surety bonds are subject to annual review and adjustment.

(c) Asset exchange agreement:

The Adelaide and Tuscarora properties were originally optioned as part of the December 2006 Asset Exchange Agreement with Newmont Capital Limited and Newmont Mining Corporation. Under this agreement, the Company has the right to spend a total of $3.0 million on both projects over five years to earn the Company's interest in the properties. The Company also has the right to sublease either property to third parties to meet its obligations under the agreement. As of June 30, 2011, approximately $2.5 million has been spent of the $3.0 million commitment.

(d) Lease commitments:

The Company has entered into various operating leases for office space and office equipment. As of June 30, 2011, there were future minimum lease payments of less than $0.1 million per year for the five year lease term expiring August 2015.

The Company has also entered into various mining lease arrangements for purposes of exploring, and if warranted, developing and producing minerals from the underlying leasehold interests. The lease arrangements typically require advance royalty payments during the pre-production phase and a production royalty upon commencement of production, with previously advanced payments credited against the production royalties otherwise payable. Advance royalty commitments will vary each year as the Company adds or deletes properties. Minimum advance royalty payments expensed total approximately $0.1 million annually.

The Company is also required to pay an annual rental fee to the federal government for any holdings of unpatented mining claims, mill or tunnel site claims on federally owned lands at the rate of $140 per claim. The Company's present inventory of claims would require approximately $0.1 million in annual rental fees, however, this amount will vary as claims are added or dropped. The Company is also subject to lease payments to various other owners or lessors of property. Currently, payments to these parties are inconsequential.